CABLEVISION INDUSTRIES LIMITED PARTNERSHIP
                           AND COMBINED ENTITIES




                           Financial Statements
                            Third Quarter, 1995

                CABLEVISION INDUSTRIES LIMITED PARTNERSHIP
                           AND COMBINED ENTITIES
                     COMBINED STATEMENTS OF OPERATIONS
                       (All dollar amounts in 000's)
                                (Unaudited)


                                       Three Months Ended  Nine Months Ended
                                       September 30, 1995  September 30, 1995
                                       ------------------  ------------------
REVENUES                                      $ 22,499          $ 67,062
                                              --------          ---------
COSTS AND EXPENSES:
  Service costs                                  7,024            20,933
  Selling, general and
    administrative expenses                      3,947            11,584
                                              --------          ---------
     Operating cash flow                        11,528            34,545

MANAGEMENT FEE EXPENSE                           1,125             3,353
                                              --------          ---------
     Operating income                           10,403            31,192
                                              --------          ---------
INTEREST EXPENSE:
  Bank debt, net                                 3,941            11,685
  Unsecured subordinated
    debt and other                                 111               329
                                              --------          ---------
                                                 4,052            12,014

DEPRECIATION AND AMORTIZATION                    5,708            17,174

GAIN ON SALE OF ASSETS                               0            (2,747)
                                              --------          ---------
NET INCOME                                    $    643          $  4,751
                                              ========          =========









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                CABLEVISION INDUSTRIES LIMITED PARTNERSHIP
                           AND COMBINED ENTITIES
                          COMBINED BALANCE SHEETS
                       (All dollar amounts in 000's)



                                                  September 30,  December 31,
               ASSETS                                  1995          1994
               ------                             -------------  ------------
                                                   (Unaudited)
Cash                                                $  11,988    $   1,455
Subscriber receivables                                  2,789        2,854
Prepaid expenses & other assets                         7,200        3,413
Investment in cable television systems:
   Property, plant & equipment, at cost               183,858      176,915
   Less - accumulated depreciation                   (122,234)    (111,476)
                                                    ---------    ----------
                                                       61,624       65,439

   Franchising costs                                   16,928       20,250

   Other intangible assets                             11,690       13,130
                                                    ---------    ---------
     Total investment in cable television systems      90,242       98,819
                                                    ---------    ---------
                                                    $ 112,219    $ 106,541
                                                    =========    =========

LIABILITIES AND STOCKHOLDER'S AND PARTNERS' DEFICIT
---------------------------------------------------

LIABILITIES:
   Senior bank debt                                 $ 173,420    $ 173,420
   Senior subordinated bank debt                       52,348       53,690
   Senior unsecured subordinated debt
     - Series A Notes                                     890          564
   Senior unsecured subordinated debt
     - Series B Notes                                   5,000        5,000
   Accounts payable & accrued expenses                 13,518       14,288
   Subscriber advance payments and deposits             2,330        2,970
   Management fee payable                              11,918        8,565
                                                    ---------    ---------
     Total liabilities                                259,424      258,497
                                                    ---------    ---------
STOCKHOLDER'S & PARTNERS' DEFICIT
   Common stock                                             3            3
   Additional paid-in capital                          10,053       10,053
   Accumulated deficit                                (12,621)     (15,640)
   Partners' deficit                                 (144,640)    (146,372)
                                                    ---------    ---------
     Total stockholder's and partners' deficit       (147,205)    (151,956)
                                                    ---------    ---------
                                                    $ 112,219    $ 106,541
                                                    =========    =========







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                   CABLEVISION INDUSTRIES LIMITED PARTNERSHIP
                           AND COMBINED ENTITIES
                     COMBINED STATEMENT OF CASH FLOWS
                       (All dollar amounts in 000's)
                                (Unaudited)

                                                          Nine Months Ended
                                                          September 30, 1995
                                                          ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:                          $ 4,751
  Net income
  Adjustments to reconcile net income to net
   cash flows from operating activities:
     Depreciation and amortization                              17,174
     Net increase in subscriber receivables,
       prepaid expenses and other assets, accounts
       payable and accrued expenses, subscriber
       advance payments and deposits, and management
       fee payable                                              (1,779)
                                                               -------
     Net cash flows from operating activities                   20,146
                                                               -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Increase in investment in property, plant and equipment       (8,112)
  Acquisition of cable television system                        (2,079)
  Sale of cable television assets                                1,682
                                                               -------
    Net cash flows from investing activities                    (8,509)
                                                               -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Decrease in senior subordinated bank debt                     (1,342)
  Increase in senior unsecured subordinated debt
    - Series A Notes                                               326
  Other                                                            (88)
                                                               -------
    Net cash flows from financing activities                    (1,104)
                                                               -------
    Net increase in cash                                        10,533

  CASH, beginning of year                                        1,455
                                                               -------
  CASH, end of period                                          $11,988
                                                               =======








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                CABLEVISION INDUSTRIES LIMITED PARTNERSHIP
                           AND COMBINED ENTITIES
              COMBINED STATEMENTS OF CHANGES IN STOCKHOLDER'S
                           AND PARTNERS' DEFICIT
                       (All dollar amounts in 000's)
                                (Unaudited)


                                      Accumulated        Partners'
                                        Deficit           Deficit
                                      -----------        ----------
BALANCE, December 31, 1994            $  (15,640)        $(146,372)

   Net Income                              3,019             1,732
                                      ----------         ---------
BALANCE, September 30, 1995           $  (12,621)        $(144,640)
                                      ==========         =========